______________________________________________________________________________


                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                           July 25, 1996


                 IMC HOME EQUITY LOAN TRUST 1996-2
      (Exact name of registrant as specified in its charter)



        NEW YORK                   33-96410            13-3888491
(State or Other Jurisdiction     (Commission)     (I.R.S. Employer
   of Incorporation               File Number)     Identification No.)


c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York
                                                     10001-2697
(Address of Principal)                               (Zip Code)


Registrant's telephone number, including area code (212) 946-3185



                               NO CHANGE
(Former name or former address, if changed since last report)



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Note: Please see page 5 for Exhibit Index                   Page 1
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Item 5.   OTHER EVENTS.

     On July 25, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of June, 1996 dated July 25, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of June, 1996 was $81,370.59.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of May
  1996.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:   /s/    JEROME M. PERELSON
                               -----------------------------
                               Name:  Jerome M. Perelson
                               Title: Vice President

                         By:   /s/    SUSAN E. O'DONOVAN
                               -----------------------------
                               Name:  Susan E. O'Donovan
                               Title: Vice President



Dated:  August 9, 1996

                           EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION

19.  Trustee's Monthly Servicing Report for the
     Month of June, 1996.

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